Subsequent Events	12 Months Ended
Jul. 31, 2026
Subsequent Events [Abstract]
Subsequent Events
12.	SubsEquent events

Business Combination

On August 13, 2026, the Company completed its previously announced business combination (the “Business Combination”) with Plum Acquisition Corp. III (“Plum”), a special purpose acquisition company, pursuant to the Business Combination Agreement dated August 22, 2024, as amended (see Note 1). Pursuant to the Business Combination Agreement, following a series of amalgamation transactions, the Company became a wholly owned subsidiary of a newly formed public parent entity (“New PubCo”), which was renamed Tactical Resources Corp.

In connection with the Business Combination, each issued and outstanding common share of the Company was exchanged for approximately 4.45396657 common shares of New PubCo. Following completion of the Business Combination and prior to the subsequent share consolidation, New PubCo had approximately 54.4 million common shares outstanding.

As a result of the Business Combination, the Company received approximately $7.05 million of gross cash proceeds, net of shareholder redemptions, including proceeds received under a Pre-Paid Advance financing arrangement. The Pre-Paid Advance bears interest at 5% per annum and may be settled through the issuance of the Company’s common shares pursuant to purchase notices delivered by the investor, with the number of shares determined based on the applicable market-based purchase price in accordance with the terms of the agreement. Any outstanding balance under the Pre-Paid Advance that has not been settled through the issuance of common shares is due and payable in cash at maturity, 12 months following the initial closing. Following the payment of transaction costs, other closing-related amounts and the settlement of outstanding payables of approximately $3.5 million, the Company realized approximately $3.3 million of net cash proceeds from the Business Combination and related financing transactions.

At the closing of the Business Combination, the Company recognized approximately $28,000 of assets and $9.3 million of liabilities of Plum, including approximately $500 of cash and cash equivalents and $9.2 million of other net assets or liabilities. As the Business Combination was accounted for as a reverse recapitalization, no goodwill or other intangible assets is recognized.

Sierra Blanca Quarry Inventory Acquisition

In connection with the closing of the Business Combination, the Company completed the acquisition of approximately 1.5 million tons of processed crushed aggregate stockpiles located at the Sierra Blanca Quarry in Texas pursuant to the Asset Purchase Agreement dated April 7, 2026 with Sierra Blanca Quarry, LLC (“SBQ”). The acquired material consists of processed crushed aggregate containing rare earth elements and is classified as raw materials inventory based on the Company’s intended use of the material as feedstock for future rare earth processing activities. The material may also have alternative commercial uses as aggregate products.

The consideration for the acquired inventory consisted of 3,000,000 pre-consolidation common shares of the New Pubco public parent issued to SBQ, equivalent to 750,000 common shares following the four-for-one share consolidation. Management intends to measure acquired inventory based on the fair value of the equity consideration issued. Based on the quoted market price of $7.17 per post-consolidation common share on August 20, 2026, the issuance date, the fair value of the consideration transferred and the acquired inventory was approximately $5.4 million. No cash consideration was paid in connection with the acquisition.

Bonus Shares

In connection with the closing of the Business Combination on August 13, 2026, the Company issued the Bonus Shares of 920,147 common shares of the Company discussed in Note 7. The Bonus Shares were subsequently exchanged for New PubCo common shares in accordance with the exchange ratio under the Business Combination Agreement.

Share Consolidation and Nasdaq Listing

Immediately following the Business Combination, the board of directors of New PubCo approved a four-for-one consolidation of New PubCo’s common shares in connection with its Nasdaq listing. As this share consolidation occurred after the completion of business combination it impacted New PubCo and accordingly has no impact on share amounts presented for the Company in these Financial Statements. The consolidation became effective on August 17, 2026 and reduced the approximately 54.4 million New PubCo common shares outstanding following the Business Combination to approximately 13.6 million common shares. The consolidation did not change the proportionate ownership interests of shareholders, subject to the treatment of fractional shares.

Plum’s outstanding warrants were exchanged for warrants of New PubCo in connection with the Business Combination and were adjusted for the four-for-one share consolidation. Following the consolidation, the warrants entitle the holders to purchase approximately 3,014,791 common shares at an adjusted exercise price of $46.00 per share.

The Company’s common shares subsequently commenced trading on the Nasdaq Capital Market under the ticker symbol “TREO.”

Debt Settlements

Subsequent to July 31, 2026, in connection with the closing of the Business Combination, the Company entered into settlement agreements with certain vendors with respect to amounts outstanding for professional and other services. Pursuant to these agreements, certain vendors agreed to permanently waive approximately $1.3 million of outstanding amounts and to accept shares of the Company in settlement of approximately $1.59 million of additional outstanding amounts in lieu of cash payments. As the settlement agreements were entered into subsequent to July 31, 2026 and represented new arrangements that became effective in connection with the closing of the Business Combination, and accordingly effects of these settlements have not been recognized in the Company’s financial statements as of July 31, 2026.